                                         SEMIANNUAL REPORT
                                         MARCH 31, 2003

PRUDENTIAL
STOCK INDEX FUND

FUND TYPE
Large-capitalization stock

OBJECTIVE
Provide investment results that correspond to the price and yield performance of the S&P 500 Index

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.               PRUDENTIAL FINANCIAL (LOGO)

Prudential Index Series Fund    Prudential Stock Index Fund

Performance at a Glance

FUND OBJECTIVE
The Prudential Stock Index Fund (the Fund) seeks to provide investment results that correspond to the price and yield performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index). There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns1                                  As of 3/31/03

                Six Months      One Year         Five Years         Ten Years      Since Inception2
Class A           4.73%     -25.10% (-25.14)         N/A               N/A         -38.35% (-38.51)
Class B           4.31      -25.68  (-25.72)         N/A               N/A         -39.93  (-40.09)
Class C           4.31      -25.71  (-25.75)         N/A               N/A         -39.90  (-40.06)
Class Z           4.85      -24.97  (-25.01)   -18.21% (-18.47)  118.20% (117.28)  137.44  (136.44)
Class I           4.90      -24.88  (-24.92)   -17.86  (-18.12)        N/A          -3.94  (-4.29)
S&P 500 Index3    5.01          -24.75             -17.43            126.63             ***
Lipper Avg.4      4.65          -25.24             -19.53            118.45            ****

Average Annual Total Returns1                             As of 3/31/03

                      One Year          Five Years       Ten Years     Since Inception2
Class A           -27.53% (-27.57)         N/A              N/A        -14.23% (-14.29)
Class B           -29.39  (-29.43)         N/A              N/A        -14.56  (-14.63)
Class C           -27.19  (-27.22)         N/A              N/A        -14.29  (-14.36)
Class Z           -24.97  (-25.01)    -3.94% (-4.00)    8.11% (8.07)     8.67    (8.63)
Class I           -24.88  (-24.92)    -3.86  (-3.92)        N/A         -0.71   (-0.77)
S&P 500 Index3       -24.75              -3.76              8.53             ***
Lipper Avg.4         -25.24              -4.26              8.12            ****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. The average annual total returns do take into account applicable sales charges. Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually, the returns would have been lower. The Fund charges a maximum front-end sales charge of 3.25% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge
(CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% for the first six years respectively after purchase, and a 12b-1 fee of 1.00% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1.00% annually. Class Z and Class I shares are not subject to a sales charge or 12b-1 fee. Without waiver of fees and/or expense subsidization, the Fund's total returns would have been lower, as indicated in parentheses. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2Inception dates: Class A, B, and C, 11/18/99; Class Z, 11/5/92; and Class I, 8/1/97. 3The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices in the United States have performed. 4The Lipper S&P 500 Index Objective
www.prudential.com    (800) 225-1852

Semiannual Report    March 31, 2003

Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper S&P 500 Index Objective Funds category for the periods noted. Funds in the Lipper Average are passively managed, have limited expenses, and are designed to replicate the performance of the S&P 500 Index on a reinvested basis. Investors cannot invest directly in an index. The returns for the S&P 500 Index and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***The S&P 500 Index Since Inception cumulative total returns are -36.00% for Class A, B, and C, 147.56% for Class Z, and -3.64% for Class I. The S&P 500 Index Since Inception average annual total returns are -12.53% for Class A, B, and C, 9.09% for Class Z, and -0.65% for Class I. ****Lipper Average Since Inception cumulative total returns are - 37.19% for Class A, B, and C, 138.40% for Class Z, and -6.24% for Class I. Lipper Average Since Inception average annual total returns are -13.02% for Class A, B, and C, 8.69% for Class Z, and -1.13% for Class I.

    S&P 500 Index1                                      As of 3/31/03

                        (CHART)


Source: Factset and Standard & Poor's.

"Standard & Poor's(r)," "S&P(r)," "S&P 500(r)," "Standard & Poor's 500," and
 "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. The Prudential Stock Index Fund is not sponsored, endorsed, sold, or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund. The performance cited does not represent the performance of the Prudential Stock Index Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

PRUDENTIAL FINANCIAL (LOGO)                        May 15, 2003

DEAR SHAREHOLDER,
The Prudential Stock Index Fund's semiannual reporting period--the six months between October 2002 and March 2003--was particularly volatile. Nonetheless, the Fund had a positive return over the period--a pleasant contrast to the previous year. Its return was slightly below the 5.01% return of the S&P 500 Index during the same period (primarily because of Fund expenses) but above the Lipper S&P 500 Index Objective Funds Average. In the following report, the Fund's adviser describes the factors that affected different market sectors over this period.

In March 2003 I was named president of the Prudential Index Series Fund.
I am pleased to lead an organization aimed at offering a high-quality product based on consistent investment disciplines--a point of stability in today's turbulent markets. The large swings of stock prices during the Fund's reporting period suggest that some people abandoned their investment plans because of market turbulence or economic and geopolitical uncertainty. At Prudential Financial, we recommend that you make any change to your investment strategy in consultation with a financial professional, and that you base it on sound principles. We appreciate your continued confidence in Prudential mutual funds.


Sincerely,

Judy A. Rice, President
Prudential Index Series Fund/Prudential Stock Index Fund

Prudential Index Series Fund    Prudential Stock Index Fund

Semiannual Report    March 31, 2003

Investment Adviser's Report

A NOTE OF OPTIMISM SPARKED A REBOUND
The S&P 500 Index had a moderate gain over the Fund's semiannual reporting period. After the long summer decline, stocks rebounded in October and November 2002. Some analysts attributed this to a pent-up demand for equities that had been hidden by war-related uncertainty. Others noted that the significant gains were made by "beaten-down" stocks, and so were measured against very low initial share prices. For example, the three stocks in the Index with the largest percentage gains were Corning, which previously had fallen from a high of $70.13 to $1.10; Dynegy, which had fallen from a high of $57.95 to a low of $0.51; and Yahoo, which peaked at $200.75 and bottomed at $8.11.

As uncertainty about the impending war in Iraq and its consequences increased, the Index gave up most of its gain. There was a brief upswing in March when war in Iraq became imminent and many investors expected the war to be brief. However, the markets declined again in the last weeks of the quarter as it appeared that geopolitical uncertainty would extend for weeks or months, and that it was slowing economic recovery.

TECHNOLOGY AND TELECOMMUNICATIONS REBOUNDED
The market rally was driven by information technology and telecommunication services, the only two sectors registering double-digit gains. These sectors included stocks, such as those of Internet-related businesses, that were rebounding from large losses. Ill-conceived and borderline Internet businesses had largely disappeared by the beginning of this period. The companies that survived generally had sound business models and strong management. Investors recognized this during the Fund's reporting period as the Internet software & services component of the Index more than doubled. The reconsideration of Internet stocks also buoyed networking equipment shares. Other information technology components of the Index that gained--office electronics, computer software & peripherals, and computer hardware--were probably driven more by economic optimism than by the

Prudential Index Series Fund    Prudential Stock Index Fund

Semiannual Report    March 31, 2003

Internet rebound. In telecommunication services, the depressed wireless services group pulled up the sector.

HEALTHCARE ALSO HAD A MODEST GAIN
The rise of the healthcare sector was driven by biotechnology stocks, led by Genzyme. It had several drugs approved following a period in which many drug-developing companies faced negative Food and Drug Administration (FDA) rulings. In contrast, healthcare facilities were at the bottom of the overall market. They include Tenet Healthcare, which had the largest decline of any stock in the Index because of government investigations ranging from its Medicare billing practices to alleged unnecessary medical procedures at one of its Northern California hospitals.

FINANCIALS HAD A MODEST DECLINE
Slower growth and a January uptick in loan losses hurt MBNA shares. UnumProvident, the largest disability insurance company in the United States, had one of the largest share price declines in the market. It faced lawsuits for denying payments as well as financial reporting issues that threatened its ability to raise capital. American International Group (AIG) added to its reserves for insurance claims and faced questions about the succession plan for its long-standing and highly regarded CEO. Other substantial declines were largely due to exposure to the equity markets. Financial stocks that moved up included companies that lend to consumers and the bond-oriented investment banks Bear Stearns and Lehman Brothers. Moody's rose because of the increased demand for external monitors of corporate practices.

CONSUMER DISCRETIONARY STOCKS WERE MIXED
The returns of consumer discretionary stocks were widely dispersed as individual company performances outweighed any general trends. On the positive side, retailers having a good year, such as The Gap, J.C. Penney, Best Buy, and Tiffany, had strong share price gains, as did eBay. Clothing companies with popular products such as Reebok, Liz Claiborne, and Nike also fared well. The home builders Centex and Pulte Homes rode the continuing strength of the housing market.

                                    www.prudential.com    (800) 225-1852

The negative side included less successful retailers such as Circuit City, Sears Roebuck, and Dillards, and clothing companies, including Jones Apparel. Fear that consumers would reduce their spending hurt restaurant chains generally, including Darden Restaurants, McDonald's, Wendy's International, and Yum! Brands. Discounted financing and other sales incentives were needed to sustain automobile sales, so the major automobile and auto component stocks were among the poorer performers.

INDUSTRIAL CYCLICALS WERE WEAK, BUT ENERGY WAS STRONG
The industrial, utilities, and materials sectors had modest declines. These sectors tend to rise when the economy is strong and fall when it weakens. (Some utilities are less cyclical, but energy use tends to fall off in a slow economy.) Tires & rubber and steel were among the industry groups that fell farthest.

In contrast, the energy sector rode the escalating prices of oil and natural gas to an overall positive return. Although oil prices dropped quickly from a high of almost $40 a barrel in February as damage to Iraqi production capacity appeared to be minor, the war wasn't the only cause of high oil and natural gas prices. Political unrest in Venezuela and Nigeria, Japan's shutting down of its nuclear reactors because of safety problems with their design, and the inherent limitations of today's energy reserves also may have kept prices up.

INVESTORS FEARED CONSUMER WEAKENING
Consumer spending has sustained the economy during this slowdown, and consumer staples stocks were a relative haven. With a decline in consumer confidence, many investors began to reassess the premium some of these companies had warranted. Consumers traded down to discount brands because of the weak economy, hurting supermarket chains, tobacco companies, brewers, and many leading product brands, including Pepsi Bottling, Kimberly-Clark, and Coca-Cola. Manufacturers of lower-priced goods, such as Avon Products and Wrigley, gained, benefiting from this trend.

Prudential Stock Index Fund Management Team
-------------------------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

                                       SEMIANNUAL REPORT
                                       MARCH 31, 2003

PRUDENTIAL
STOCK INDEX FUND


                                       FINANCIAL STATEMENTS

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited)

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.8%
Common Stocks
-------------------------------------------------------------------------------------
Aerospace/Defense  1.6%
     187,084       Boeing Co.                                     $      4,688,325
      45,006       General Dynamics Corp.                                2,478,481
     188,615       Honeywell International, Inc.                         4,028,816
     101,956       Lockheed Martin Corp.                                 4,848,008
      39,974       Northrop Grumman Corp.                                3,429,769
      90,344       Raytheon Co.                                          2,563,059
      41,763       Rockwell Automation, Inc.                               864,494
      41,763       Rockwell Collins, Inc.                                  767,186
     104,920       United Technologies Corp.                             6,062,278
                                                                  ----------------
                                                                        29,730,416
-------------------------------------------------------------------------------------
Agricultural Products  0.1%
      57,692       Monsanto Co.                                            946,149
-------------------------------------------------------------------------------------
Airlines  0.1%
      26,684       Delta Airlines, Inc.                                    237,487
     170,374       Southwest Airlines Co.                                2,446,571
                                                                  ----------------
                                                                         2,684,058
-------------------------------------------------------------------------------------
Aluminum  0.2%
     192,444       Alcoa, Inc.                                           3,729,565
-------------------------------------------------------------------------------------
Automobiles & Trucks  0.6%
       9,479       Cummins, Inc.                                           233,183
      35,740       Dana Corp.                                              252,324
     123,484       Delphi Automotive Systems Corp.                         843,396
     408,463(c)    Ford Motor Co.                                        3,071,642
     123,178(c)    General Motors Corp.                                  4,141,244
      38,799       Genuine Parts Co.                                     1,183,758
      20,076       Johnson Controls, Inc.                                1,454,305
      17,560       Navistar International Corp.(a)                         432,152
      31,370       Visteon Corp.                                           186,338
                                                                  ----------------
                                                                        11,798,342

    See Notes to Financial Statements                                      7

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
Banking  7.1%
      80,300       AmSouth Bancorporation                         $      1,596,364
     334,567       Bank of America Corp.                                22,362,458
     173,536       Bank of New York Co., Inc.                            3,557,488
     257,916       Bank One Corp.                                        8,929,052
     107,958       BB&T Corp.                                            3,393,120
      48,067(c)    Capital One Financial Corp.                           1,442,491
      51,014       Charter One Financial, Inc.                           1,411,047
      37,361       Comerica, Inc.                                        1,415,235
     129,573       Fifth Third Bancorp                                   6,496,790
      28,500       First Tennessee National Corp.                        1,131,735
     233,934       FleetBoston Financial Corp.                           5,586,344
      34,892       Golden West Financial Corp.                           2,509,781
      54,429       Huntington Bancshares, Inc.                           1,011,835
     449,129       JP Morgan Chase & Co.                                10,648,849
      94,635       KeyCorp                                               2,134,966
      93,746       Mellon Financial Corp.                                1,993,040
     136,098       National City Corp.                                   3,790,329
      37,200(c)    North Fork Bancorporation, Inc.                       1,095,540
      49,962       Northern Trust Corp.                                  1,521,343
      64,936       PNC Financial Services Group                          2,751,988
      65,102       Providian Financial Corp.(a)                            427,069
      74,400       SouthTrust Corp.                                      1,899,432
      76,162       State Street Corp.                                    2,409,004
      63,083(c)    SunTrust Banks, Inc.                                  3,321,320
      44,800       Union Planters Corp.                                  1,177,792
     429,595       US Bancorp                                            8,153,713
     303,265       Wachovia Corp.                                       10,332,238
     376,140       Wells Fargo & Co.                                    16,922,539
      20,500       Zions Bancorporation                                    876,990
                                                                  ----------------
                                                                       130,299,892
-------------------------------------------------------------------------------------
Beverages  2.8%
       7,947       Adolph Coors Co.                                        385,430
     190,954       Anheuser-Busch Co., Inc.                              8,900,366
      15,138       Brown-Forman Corp.                                    1,164,112
     556,132       Coca-Cola Co.                                        22,512,223

    8                                      See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
     104,200       Coca-Cola Enterprises, Inc.                    $      1,947,498
      62,000       Pepsi Bottling Group, Inc.                            1,111,660
     384,205       PepsiCo, Inc.                                        15,368,200
                                                                  ----------------
                                                                        51,389,489
-------------------------------------------------------------------------------------
Chemicals  1.0%
      50,532       Air Products & Chemicals, Inc.                        2,093,541
     202,036       Dow Chemical Co.                                      5,578,214
     219,944       E.I. du Pont de Nemours & Co.                         8,547,024
      17,693       Eastman Chemical Co.                                    512,920
      27,031       Hercules, Inc.(a)                                       235,170
      47,770       Rohm & Haas Co.                                       1,422,590
      15,316       Sigma-Aldrich Corp.                                     681,409
                                                                  ----------------
                                                                        19,070,868
-------------------------------------------------------------------------------------
Chemical - Specialty  0.2%
      27,704       Engelhard Corp.                                         593,420
      10,890       Great Lakes Chemical Corp.                              241,758
      37,679       Praxair, Inc.                                         2,123,211
                                                                  ----------------
                                                                         2,958,389
-------------------------------------------------------------------------------------
Commercial Services  0.2%
     111,200       Concord EFS, Inc.(a)                                  1,045,280
      39,000       Convergys Corp.(a)                                      514,800
      34,388       Moodys Corp.                                          1,589,757
                                                                  ----------------
                                                                         3,149,837
-------------------------------------------------------------------------------------
Computer Hardware  2.6%
      75,112(c)    Apple Computer, Inc.(a)                               1,062,084
     577,240       Dell Computer Corp.(a)                               15,764,424
      67,792       Gateway, Inc.(a)                                        159,989
     377,534       International Business Machines Corp.                29,609,992
      19,900       NCR Corp.(a)                                            364,966
                                                                  ----------------
                                                                        46,961,455
-------------------------------------------------------------------------------------
Computer Software & Services  7.2%
      54,620       Adobe Systems, Inc.                                   1,683,935

    See Notes to Financial Statements                                      9

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
      24,210       Autodesk, Inc.                                 $        369,445
     133,878       Automatic Data Processing, Inc.                       4,122,104
      55,600       BMC Software, Inc.(a)                                   839,004
   1,611,644       Cisco Systems, Inc.(a)                               20,919,139
      40,900       Citrix Systems, Inc.(a)                                 538,244
     131,258(c)    Computer Associates International, Inc.               1,792,984
      36,951(c)    Computer Sciences Corp.(a)                            1,202,755
      84,100       Compuware Corp.(a)                                      285,099
      69,500(c)    eBay, Inc.(a)                                         5,927,655
      31,300(c)    Electronic Arts, Inc.(a)                              1,835,432
     487,104       EMC Corp.(a)                                          3,521,762
     166,164       First Data Corp.                                      6,149,730
      46,300       Intuit, Inc.(a)                                       1,722,360
      42,320(c)    KLA-Tencor Corp.(a)                                   1,521,065
      17,600       Mercury Interactive Corp.(a)                            522,368
     131,916(c)    Micron Technology, Inc.(a)                            1,073,796
   2,382,812       Microsoft Corp.                                      57,687,878
      90,202       Novell, Inc.(a)                                         193,934
      31,900(c)    Novellus Systems, Inc.(a)                               869,913
      31,600(c)    NVIDIA Corp.(a)                                         406,060
   1,193,340(c)    Oracle Corp.(a)                                      12,946,546
      62,779       Parametric Technology Corp.(a)                          136,230
      70,400(c)    PeopleSoft, Inc.(a)                                   1,077,120
     106,100       Siebel Systems, Inc.(a)                                 849,861
     697,696       Sun Microsystems, Inc.(a)                             2,274,489
      63,300       SunGuard Data Systems, Inc.(a)                        1,348,290
      89,777(c)    VERITAS Software Corp.(a)                             1,578,280
                                                                  ----------------
                                                                       133,395,478
-------------------------------------------------------------------------------------
Construction  0.1%
      18,237       Fluor Corp.                                             614,222
      11,691(c)    KB Home                                                 531,356
      14,543       Pulte Homes, Inc.                                       729,332
      21,500       Vulcan Materials Co.                                    649,945
                                                                  ----------------
                                                                         2,524,855

    10                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
Containers  0.1%
      11,516       Ball Corp.                                     $        641,441
      13,305       Bemis Co.                                               559,608
      35,258       Pactiv Corp.(a)                                         715,738
                                                                  ----------------
                                                                         1,916,787
-------------------------------------------------------------------------------------
Cosmetics & Soaps  2.5%
      12,457(c)    Alberto-Culver Co.                                      613,881
      52,472       Avon Products, Inc.                                   2,993,528
      47,732(c)    Clorox Co.                                            2,203,786
     121,730       Colgate-Palmolive Co.                                 6,626,981
     233,839       Gillette Co.                                          7,234,979
      20,975       International Flavors & Fragrances, Inc.                652,113
     290,519       Procter & Gamble Co.                                 25,870,717
                                                                  ----------------
                                                                        46,195,985
-------------------------------------------------------------------------------------
Diversified Gas
      11,923       NICOR, Inc.                                             325,736
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  13.3%
     348,774       Abbott Laboratories                                  13,117,390
      28,582       Allergan, Inc.                                        1,949,578
      22,700       AmerisourceBergen Corp.                               1,191,750
     286,804       Amgen, Inc.(a)                                       16,505,570
      13,038       Bausch & Lomb, Inc.                                     428,820
     132,674       Baxter International, Inc.                            2,473,043
      56,612       Becton Dickinson & Co.                                1,949,717
      32,800(c)    Biogen, Inc.(a)                                         982,688
      57,023       Biomet, Inc.                                          1,747,755
      90,962       Boston Scientific Corp.(a)                            3,707,611
     431,614       Bristol-Myers Squibb Co.                              9,120,004
      12,056       C.R. Bard, Inc.                                         760,251
     100,473(c)    Cardinal Health, Inc.                                 5,723,947
      82,200       Forest Laboratories, Inc.(a)                          4,436,334
      48,900       Genzyme Corp.(a)                                      1,782,405
      68,248       Guidant Corp.                                         2,470,578
     664,169       Johnson & Johnson                                    38,435,460

    See Notes to Financial Statements                                     11

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
      57,933       King Pharmaceuticals, Inc.(a)                  $        691,141
     250,997       Lilly (Eli) & Co.                                    14,344,479
      55,300       MedImmune, Inc.(a)                                    1,815,499
     270,258       Medtronic, Inc.                                      12,194,041
     501,944       Merck & Co., Inc.                                    27,496,492
   1,378,062       Pfizer, Inc.                                         42,940,412
     289,901       Pharmacia Corp.                                      12,552,713
      22,600(c)    Quest Diagnostics, Inc.(a)                            1,348,994
     327,024       Schering-Plough Corp.                                 5,830,838
      41,332       St. Jude Medical, Inc.(a)                             2,014,935
      43,200       Stryker Corp.                                         2,965,680
      23,900       Watson Pharmaceuticals, Inc.(a)                         687,603
     294,091       Wyeth                                                11,122,522
      43,511       Zimmer Holdings, Inc.(a)                              2,115,940
                                                                  ----------------
                                                                       244,904,190
-------------------------------------------------------------------------------------
Education  0.1%
      38,800       Apollo Group, Inc.(a)                                 1,936,120
-------------------------------------------------------------------------------------
Electronics  3.8%
      79,924       Advanced Micro Devices, Inc.(a)                         493,930
     105,496       Agilent Technologies, Inc.(a)                         1,387,273
      85,800       Altera Corp.(a)                                       1,161,732
      80,200       Analog Devices, Inc.(a)                               2,205,500
     105,800       Electronic Data Systems Corp.                         1,862,080
      94,775       Emerson Electric Co.                                  4,298,046
     675,302       Hewlett-Packard Co.                                  10,500,946
   1,482,088       Intel Corp.                                          24,128,393
      45,100       Jabil Circuit, Inc.(a)                                  789,250
      70,100       Linear Technology Corp.                               2,163,987
      87,544       LSI Logic Corp.(a)                                      395,699
      72,700       Maxim Integrated Products, Inc.                       2,625,924
      43,250       Molex, Inc.                                             929,010
     510,913       Motorola, Inc.                                        4,220,141
      42,276       National Semiconductor Corp.(a)                         720,383
      27,170       PerkinElmer, Inc.                                       241,541
      37,500       PMC-Sierra, Inc.(a)                                     223,125
      19,400(c)    QLogic Corp.(a)                                         720,516

    12                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
     119,500       Sanmina Corp.(a)                               $        482,780
     184,500       Solectron Corp.(a)                                      557,190
      22,624       Tektronix, Inc.(a)                                      388,002
      39,900       Teradyne, Inc.(a)                                       464,436
     389,052       Texas Instruments, Inc.                               6,368,781
      17,733       Thomas & Betts Corp.(a)                                 251,454
      77,700       Xilinx, Inc.(a)                                       1,818,957
                                                                  ----------------
                                                                        69,399,076
-------------------------------------------------------------------------------------
Financial Services  7.6%
      24,300       Ambac Financial Group, Inc.                           1,227,636
     294,259       American Express Co.                                  9,778,227
      21,998       Bear, Stearns & Co., Inc.                             1,443,069
     300,011(c)    Charles Schwab Corp.                                  2,166,079
   1,146,055       Citigroup, Inc.                                      39,481,595
      29,337       Countrywide Credit Industries, Inc.                   1,686,877
      14,219       Deluxe Corp.                                            570,608
      29,930(c)    Equifax, Inc.                                           598,301
     222,834       Fannie Mae                                           14,562,202
      43,200(c)    Fiserv, Inc.(a)                                       1,359,936
      58,414       Franklin Resources, Inc.                              1,922,405
     156,832       Freddie Mac                                           8,327,779
     106,400(c)    Goldman Sachs Group, Inc.                             7,243,712
      41,360       H&R Block, Inc.                                       1,765,658
      48,900       Janus Capital Group, Inc.                               556,971
      65,600       John Hancock Financial Services, Inc.                 1,822,368
      53,474       Lehman Brothers Holdings, Inc.                        3,088,123
      48,000       Marshall & Ilsley Corp.                               1,226,880
     281,964       MBNA Corp.                                            4,243,558
     192,134       Merrill Lynch & Co., Inc.                             6,801,544
     240,136       Morgan Stanley                                        9,209,216
      87,025       Paychex, Inc.                                         2,390,577
     124,900       Prudential Financial, Inc.(e)                         3,653,325
      49,500       Regions Financial Corp.                               1,603,800
      34,064(c)    SLM Corp.                                             3,778,379
      65,666       Synovus Financial Corp.                               1,174,765

    See Notes to Financial Statements                                     13

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
      26,000       T. Rowe Price Group, Inc.                      $        705,094
     211,287       Washington Mutual, Inc.                               7,452,092
                                                                  ----------------
                                                                       139,840,776
-------------------------------------------------------------------------------------
Foods  1.5%
     140,859       Archer-Daniels-Midland Co.                            1,521,277
      90,847       Campbell Soup Co.                                     1,907,787
     119,843       ConAgra, Inc.                                         2,406,447
      82,972       General Mills, Inc.                                   3,779,375
      78,514       H.J. Heinz & Co.                                      2,292,609
      30,358       Hershey Foods Corp.                                   1,902,232
      89,870       Kellogg Co.                                           2,754,516
      31,300       McCormick & Co., Inc.                                   755,582
     175,486       Sara Lee Corp.                                        3,281,588
     146,580(c)    Sysco Corp.                                           3,728,995
      49,604       Wm. Wrigley Jr. Co.(a)                                2,802,626
                                                                  ----------------
                                                                        27,133,034
-------------------------------------------------------------------------------------
Forest Products  0.8%
      14,449       Boise Cascade Corp.                                     315,711
      59,230(c)    Georgia-Pacific Corp.                                   823,297
     104,084       International Paper Co.                               3,518,039
     115,316       Kimberly-Clark Corp.                                  5,242,266
      29,156       Louisiana-Pacific Corp.(a)                              231,207
      43,735       MeadWestvaco Corp.                                      996,283
      43,300       Plum Creek Timber Co., Inc.                             934,847
      10,245(c)    Temple-Inland, Inc.                                     383,163
      48,800       Weyerhaeuser Co.                                      2,334,104
                                                                  ----------------
                                                                        14,778,917
-------------------------------------------------------------------------------------
Gas Distribution  0.1%
      35,000       KeySpan Corp.                                         1,128,750
-------------------------------------------------------------------------------------
Gas Pipelines  0.3%
      39,797       Cinergy Corp.                                         1,339,169
     129,704(c)    El Paso Corp.                                           784,709
      27,400       Kinder Morgan, Inc.                                   1,233,000

    14                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
       6,832       Peoples Energy Corp.                           $        244,381
      47,998       Sempra Energy                                         1,198,030
     116,992       Williams Companies, Inc.                                535,823
                                                                  ----------------
                                                                         5,335,112
-------------------------------------------------------------------------------------
Health Care  0.4%
      32,500       Anthem, Inc.(a)                                       2,153,125
      24,960(c)    Manor Care, Inc.(a)                                     479,981
      63,376       McKesson Corp.                                        1,579,964
      30,700       Quintiles Transnational Corp.(a)                        373,312
      33,900       Wellpoint Health Networks, Inc.(a)                    2,601,825
                                                                  ----------------
                                                                         7,188,207
-------------------------------------------------------------------------------------
Hospital Management  0.8%
     113,631       HCA, Inc.                                             4,699,778
      52,000       Health Management Associates, Inc.                      988,000
      33,810       Humana, Inc.(a)                                         324,576
      61,110(c)    IMS Health, Inc.                                        953,927
     108,372       Tenet Healthcare Corp.(a)                             1,809,813
      68,512       United Health Group, Inc.                             6,280,495
                                                                  ----------------
                                                                        15,056,589
-------------------------------------------------------------------------------------
Housing Related  0.4%
      14,797       Centex Corp.                                            804,365
      43,100       Leggett & Platt, Inc.                                   787,868
     102,326       Masco Corp.                                           1,905,310
      19,318       Maytag Corp.                                            367,622
      58,827(c)    Newell Rubbermaid, Inc.                               1,667,745
      19,438       Stanley Works                                           466,318
      12,240       Tupperware Corp.                                        169,157
      16,039(c)    Whirlpool Corp.                                         786,392
                                                                  ----------------
                                                                         6,954,777
-------------------------------------------------------------------------------------
Insurance  4.2%
      59,200(c)    ACE Ltd.                                              1,713,840
      35,393       Aetna, Inc.                                           1,744,875
     115,800       AFLAC, Inc.                                           3,711,390

    See Notes to Financial Statements                                     15

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
     156,408       Allstate Corp.                                 $      5,188,053
     583,538       American International Group, Inc.                   28,855,954
      67,989(c)    Aon Corp.                                             1,406,013
      38,434       Chubb Corp.                                           1,703,395
      29,897       CIGNA Corp.                                           1,366,891
      35,114       Cincinnati Financial Corp.                            1,231,448
      55,753       Hartford Financial Services Group, Inc.               1,967,523
      32,986       Jefferson-Pilot Corp.                                 1,269,301
      40,230       Lincoln National Corp.                                1,126,440
     119,240       Marsh & McLennan Companies, Inc.                      5,083,201
      32,958       MBIA, Inc.                                            1,273,497
     158,200(c)    Metlife, Inc.                                         4,173,316
      22,120       MGIC Investment Corp.                                   868,652
      75,900       Principal Financial Group, Inc.                       2,059,926
      48,779       Progressive Corp.                                     2,893,083
      29,029       SAFECO Corp.                                          1,015,144
      50,217(c)    St. Paul Companies, Inc.                              1,596,901
      28,315       Torchmark Corp.                                       1,013,677
     221,069       Travelers Property Casualty Corp., Class B            3,119,284
      51,326       UnumProvident Corp.                                     502,995
      29,700       XL Capital Ltd.                                       2,102,166
                                                                  ----------------
                                                                        76,986,965
-------------------------------------------------------------------------------------
Internet  0.2%
      12,000       Symantec Corp.(a)                                       470,160
     132,600(c)    Yahoo!, Inc.(a)                                       3,185,052
                                                                  ----------------
                                                                         3,655,212
-------------------------------------------------------------------------------------
Leisure  0.5%
      19,099       Brunswick Corp.                                         362,881
     129,100(c)    Carnival Corp.                                        3,112,601
      23,724       Harrah's Entertainment, Inc.(a)                         846,947
      38,154(c)    Hasbro, Inc.                                            529,959
      18,900(c)    International Game Tech., Inc.(a)                     1,547,910
      95,613       Mattel, Inc.                                          2,151,292
                                                                  ----------------
                                                                         8,551,590

    16                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
Lodging  0.2%
      84,021       Hilton Hotels Corp.                            $        975,484
      56,252       Marriott International, Inc.                          1,789,376
                                                                  ----------------
                                                                         2,764,860
-------------------------------------------------------------------------------------
Machinery  0.7%
      76,228       Caterpillar, Inc.                                     3,750,418
      22,120       Cooper Industries, Inc.                                 789,905
      53,840       Deere & Co.                                           2,113,758
      45,362       Dover Corp.                                           1,098,668
      15,377       Eaton Corp.                                           1,075,621
      38,995       Ingersoll-Rand Co.                                    1,504,817
      25,923       PACCAR, Inc.                                          1,303,149
      25,092       Parker Hannifin Corp.                                   972,064
      12,042       Snap-On, Inc.                                           298,160
      40,402       Thermo Electron Corp.(a)                                731,276
                                                                  ----------------
                                                                        13,637,836
-------------------------------------------------------------------------------------
Media  3.7%
     992,724       AOL Time Warner(a)                                   10,780,983
     137,338       Clear Channel Communications, Inc.(a)                 4,658,505
     514,890       Comcast Corp.(a)                                     14,720,705
      24,240       Donnelley (R.R.) & Sons, Co.                            444,077
      19,804       Dow Jones & Co., Inc.                                   701,854
      59,889       Gannett Co., Inc.                                     4,217,982
      82,012       Interpublic Group of Companies, Inc.                    762,712
      18,183       Knight-Ridder, Inc.                                   1,063,706
      44,200       McGraw Hill Companies, Inc.                           2,457,078
      10,496       Meredith Corp.                                          400,737
      32,390       New York Times Co.                                    1,397,628
     459,513       The Walt Disney Co.                                   7,820,911
      68,027       Tribune Co.                                           3,061,895
      48,900(c)    Univision Communications, Inc.(a)                     1,198,539
     392,952       Viacom, Inc.(a)                                      14,350,607
                                                                  ----------------
                                                                        68,037,919

    See Notes to Financial Statements                                     17

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
Mineral Resources  0.2%
      35,628(c)    Freeport-McMoran Copper & Gold, Inc.(a)        $        607,457
      87,997       Newmont Mining Corp.                                  2,301,122
      18,130(c)    Phelps Dodge Corp.(a)                                   588,862
                                                                  ----------------
                                                                         3,497,441
-------------------------------------------------------------------------------------
Miscellaneous Basic Industry  5.5%
      41,700       American Power Conversion Corp.(a)                      593,808
      16,300       American Standard Companies, Inc.(a)                  1,120,951
      49,464       Applera Corp.-Applied Biosystems Group                  783,015
     362,588       Applied Materials, Inc.(a)                            4,561,357
      63,300       Applied Micro Circuits Corp.(a)                         206,358
      82,100(c)    Calpine Corp.(a)                                        270,930
     232,359(c)    Cendant Corp.(a)                                      2,950,959
      42,700(c)    Chiron Corp.(a)                                       1,601,250
      14,383       Crane Co.                                               250,552
      35,600(c)    Danaher Corp.                                         2,341,056
      80,500(c)    Dynegy, Inc.                                            210,105
      30,241       Ecolab, Inc.                                          1,491,789
      27,700       EOG Resources, Inc.                                   1,095,812
      33,308       Fortune Brands, Inc.                                  1,427,914
   2,224,972       General Electric Co.                                 56,736,786
      20,474       Grainger (W.W.), Inc.                                   878,335
      66,900       Harley-Davidson, Inc.                                 2,656,599
      67,568       Illinois Tool Works, Inc.                             3,929,079
      20,786       ITT Industries, Inc.                                  1,110,180
      40,768       Loews Corp.                                           1,624,197
      10,661(c)    Millipore Corp.(a)                                      348,615
      32,100       Nabors Industries Ltd.(a)                             1,279,827
      41,667       Omnicom Group, Inc.                                   2,257,101
      25,504       Pall Corp.                                              510,080
      15,600       Power-One, Inc.(a)                                       68,640
      36,974       PPG Industries, Inc.                                  1,666,788
      38,400       Robert Half International, Inc.(a)                      511,104
      17,418(c)    Sealed Air Corp.(a)                                     698,984
      51,450       Symbol Technologies, Inc.                               442,985
      30,967       Textron, Inc.                                           850,354

    18                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
      23,700       TMP Worldwide, Inc.(a)                         $        254,301
     444,780       Tyco International Ltd.                               5,719,871
      29,200(c)    Waters Corp.(a)                                         617,872
                                                                  ----------------
                                                                       101,067,554
-------------------------------------------------------------------------------------
Miscellaneous Consumer Growth  0.8%
      87,699       3M Co.                                               11,403,501
      12,598(c)    American Greetings Corp.(a)                             165,034
      15,832       Black & Decker Corp.                                    551,904
     255,997(c)    Corning, Inc.(a)                                      1,495,022
      65,265(c)    Eastman Kodak Co.                                     1,931,844
                                                                  ----------------
                                                                        15,547,305
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.7%
      24,568       Avery Dennison Corp.                                  1,441,405
      37,100       Cintas Corp.                                          1,220,590
      28,352       Lexmark International Group, Inc.(a)                  1,898,166
      76,300(c)    Network Appliance, Inc.(a)                              853,797
      66,800       Office Depot, Inc.(a)                                   790,244
      53,925       Pitney Bowes, Inc.                                    1,721,286
     106,850       Staples, Inc.(a)                                      1,958,560
      72,290       Unisys Corp.(a)                                         669,405
     163,498(c)    Xerox Corp.(a)                                        1,422,433
                                                                  ----------------
                                                                        11,975,886
-------------------------------------------------------------------------------------
Petroleum  5.2%
      19,478       Amerada Hess Corp.                                      862,096
      54,918       Anadarko Petroleum Corp.                              2,498,769
      35,474       Apache Corp.                                          2,190,180
      13,545       Ashland Oil, Inc.                                       401,880
      35,200       BJ Services Co.(a)                                    1,210,528
      44,582       Burlington Resources, Inc.                            2,127,007
     238,590(c)    ChevronTexaco Corp.                                  15,424,844
     150,341       ConocoPhillips                                        8,058,278
      34,900       Devon Energy Corp.                                    1,682,878
   1,505,114       Exxon Mobil Corp.                                    52,603,734
      23,459       Kerr-McGee Corp.                                        952,670
      70,360       Marathon Oil Corp.                                    1,686,529

    See Notes to Financial Statements                                     19

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
      82,138       Occidental Petroleum Corp.                     $      2,460,855
      17,914       Sunoco, Inc.                                            655,115
      68,363       Transocean Sedco Forex, Inc.                          1,398,023
      60,739(c)    Unocal Corp.                                          1,598,043
                                                                  ----------------
                                                                        95,811,429
-------------------------------------------------------------------------------------
Petroleum Services  0.6%
      74,579       Baker Hughes, Inc.                                    2,232,150
     101,911       Halliburton Co.                                       2,112,615
       9,310       McDermott International, Inc.(a)                         26,999
      28,400       Nobel Corp.(a)                                          892,328
      87,452       PG&E Corp.(a)                                         1,176,229
      23,810       Rowan Companies, Inc.                                   468,105
     125,121       Schlumberger Ltd.                                     4,755,849
                                                                  ----------------
                                                                        11,664,275
-------------------------------------------------------------------------------------
Railroads  0.4%
      84,323       Burlington Northern Santa Fe Corp.                    2,099,643
      47,903       CSX Corp.                                             1,366,193
      87,511       Norfolk Southern Corp.                                1,624,204
      55,729       Union Pacific Corp.                                   3,065,095
                                                                  ----------------
                                                                         8,155,135
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.4%
      20,400       Apartment Investment & Management Co., Class
                    A                                                      744,192
      90,900       Equity Office Properties Trust                        2,313,405
      58,500       Equity Residential Properties Trust                   1,408,095
      41,500       Simon Property Group, Inc.                            1,486,945
      45,000       Starwood Hotels & Resorts Worldwide, Inc.             1,070,550
                                                                  ----------------
                                                                         7,023,187
-------------------------------------------------------------------------------------
Restaurants  0.5%
      37,353(c)    Darden Restaurants, Inc.                                666,751
     284,030       McDonald's Corp.                                      4,107,074
      90,400       Starbucks Corp.(a)                                    2,328,704
      27,679       Wendy's International, Inc.                             761,449
      65,932       Yum! Brands, Inc.(a)                                  1,604,126
                                                                  ----------------
                                                                         9,468,104

    20                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
Retail  7.0%
      82,213(c)    Albertson's, Inc.                              $      1,549,715
      61,000       AutoNation, Inc.(a)                                     777,750
      21,800       AutoZone, Inc.(a)                                     1,497,878
      65,200       Bed Bath & Beyond, Inc.(a)                            2,252,008
      71,400       Best Buy Co., Inc.(a)                                 1,925,658
      25,024       Big Lots, Inc.(a)                                       281,520
      50,478       Circuit City Stores, Inc.                               262,486
     101,008(c)    Costco Wholesale Corp.(a)                             3,033,270
      87,296(c)    CVS Corp.                                             2,082,010
      16,723(c)    Dillards, Inc.                                          216,061
      74,050       Dollar General Corp.                                    904,151
      37,200       Family Dollar Stores, Inc.                            1,148,736
      46,075       Federated Department Stores, Inc.(a)                  1,291,021
     200,513       Gap, Inc.                                             2,905,433
     517,684       Home Depot, Inc.                                     12,610,782
      57,584(c)    J.C. Penney Co., Inc.                                 1,130,950
      28,700(c)    Jones Apparel Group, Inc.(a)                            787,241
      76,100       Kohl's Corp.(a)                                       4,305,738
     171,134       Kroger Co.(a)                                         2,250,412
     116,522       Limited, Inc.                                         1,499,638
      23,792(c)    Liz Claiborne, Inc.                                     735,649
     174,848       Lowe's Companies, Inc.                                7,137,295
      66,171       May Department Stores Co.                             1,316,141
      57,338       Nike, Inc.                                            2,948,320
      29,700       Nordstrom, Inc.                                         481,140
      38,654(c)    Radioshack Corp.                                        861,598
      14,349(c)    Reebok International Ltd.(a)                            471,365
      96,000(c)    Safeway, Inc.(a)                                      1,817,280
      69,396(c)    Sears, Roebuck & Co.                                  1,675,913
      31,816       Sherwin-Williams Co.                                    840,897
      29,212       Supervalu, Inc.                                         452,786
     206,582       Target Corp.                                          6,044,589
      31,100       Tiffany & Co.                                           777,500
     118,732(c)    TJX Companies, Inc.                                   2,089,683
      50,807       Toys 'R' Us, Inc.(a)                                    425,255
     985,526       Wal-Mart Stores, Inc.                                51,276,918

    See Notes to Financial Statements                                     21

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
     231,778       Walgreen Co.                                   $      6,832,815
      30,940(c)    Winn-Dixie Stores, Inc.(a)                              409,027
                                                                  ----------------
                                                                       129,306,629
-------------------------------------------------------------------------------------
Rubber
      13,588       Cooper Tire & Rubber Co.                                165,774
      26,899       Goodrich Corp.                                          378,200
      39,571(c)    Goodyear Tire & Rubber Co.                              204,582
                                                                  ----------------
                                                                           748,556
-------------------------------------------------------------------------------------
Steel - Producers  0.1%
      24,418       Allegheny Technologies, Inc.                             70,812
      18,428       Nucor Corp.                                             703,397
      17,809       United States Steel Corp.                               175,063
      16,408       Worthington Industries, Inc.                            195,747
                                                                  ----------------
                                                                         1,145,019
-------------------------------------------------------------------------------------
Telecommunications  1.5%
     170,400       ADC Telecommunications, Inc.(a)                         351,024
      70,534       Alltel Corp.                                          3,157,102
      20,422(c)    Andrew Corp.(a)                                         112,321
     595,754       AT&T Wireless Services, Inc.(a)                       3,931,976
      83,955       Avaya, Inc.(a)                                          171,268
      58,400       Broadcom Corp.(a)                                       721,240
      35,250       CenturyTel, Inc.                                        972,900
      92,800       CIENA Corp.(a)                                          405,536
      60,900       Citizens Communications Co.(a)                          607,782
      45,700(c)    Comverse Technology, Inc.(a)                            516,867
     301,700       JDS Uniphase Corp.(a)                                   859,845
     814,867       Lucent Technologies, Inc.(a)                          1,197,855
     212,340(c)    Nextel Communications, Inc.(a)                        2,843,233
     175,200       Qualcomm, Inc.                                        6,317,712
     368,736       Qwest Communications International, Inc.(a)           1,286,889
      36,876(c)    Scientific- Atlanta, Inc.                               506,676
     202,184       Sprint Corp. (FON Group)                              2,375,662

    22                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
     221,692(c)    Sprint Corp. (PCS Group)(a)                    $        966,577
      92,794       Tellabs, Inc.(a)                                        537,277
                                                                  ----------------
                                                                        27,839,742
-------------------------------------------------------------------------------------
Textiles  0.1%
      24,234       V.F. Corp.                                              911,925
-------------------------------------------------------------------------------------
Tobacco  0.8%
     458,479       Altria Group, Inc.                                   13,736,031
      20,200       R.J. Reynolds Tobacco Holdings, Inc.                    651,652
      40,999       UST, Inc.                                             1,131,572
                                                                  ----------------
                                                                        15,519,255
-------------------------------------------------------------------------------------
Travel Services
      30,041       Sabre Holdings Corp.(a)                                 477,952
-------------------------------------------------------------------------------------
Trucking & Shipping  1.0%
      66,816(c)    FedEx Corp.                                           3,679,557
      14,221       Ryder System, Inc.                                      291,673
     253,100       United Parcel Service, Inc., Class B                 14,426,700
                                                                  ----------------
                                                                        18,397,930
-------------------------------------------------------------------------------------
Utilities - Communications  2.6%
     170,566       AT&T Corp.                                            2,763,169
     414,756       BellSouth Corp.                                       8,987,762
     738,001       SBC Communications, Inc.                             14,804,300
     611,933       Verizon Communications, Inc.                         21,631,832
                                                                  ----------------
                                                                        48,187,063
-------------------------------------------------------------------------------------
Utilities - Electric  2.2%
     117,100       AES Corp.(a)                                            423,902
      27,600(c)    Allegheny Energy, Inc.                                  171,396
      37,169       Ameren Corp.                                          1,451,449
      85,091       American Electric Power Co., Inc.                     1,944,329
      65,779       CenterPoint Energy, Inc.                                463,742
      28,100       CMS Energy Corp.                                        123,921
      46,351       Consolidated Edison, Inc.                             1,783,123
      35,629       Constellation Energy Group, Inc.                        987,992

    See Notes to Financial Statements                                     23

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited) Cont'd.

Shares             Description                                    Value (Note 1)
----------------------------------------------------------------------------------------
      69,152       Dominion Resources, Inc.                       $      3,828,946
      36,587       DTE Energy Co.                                        1,414,088
     195,862       Duke Energy Corp.                                     2,847,834
      72,962       Edison International(a)                                 998,850
      49,815       Entergy Corp.                                         2,398,592
      71,028       Exelon Corp.                                          3,580,522
      65,906       FirstEnergy Corp.                                     2,076,039
      41,836       FPL Group, Inc.                                       2,465,395
      94,699(c)    Mirant Corp.(a)                                         151,518
      55,200(c)    NiSource, Inc.                                        1,004,640
      20,000       Pinnacle West Capital Corp.                             664,800
      37,926       PPL Corp.                                             1,350,545
      53,458       Progress Energy, Inc.                                 2,092,881
      50,497       Public Service Enterprise Group, Inc.                 1,852,735
     161,115       Southern Co.                                          4,582,111
      36,900(c)    TECO Energy, Inc.                                       392,247
      72,314(c)    TXU Corp.                                             1,290,805
      82,883(c)    Xcel Energy, Inc.                                     1,061,731
                                                                  ----------------
                                                                        41,404,133
-------------------------------------------------------------------------------------
Waste Management  0.2%
      48,600       Allied Waste Industries, Inc.(a)                        388,314
     132,913       Waste Management, Inc.                                2,815,097
                                                                  ----------------
                                                                         3,203,411
                                                                  ----------------
                   Total long-term investments (cost
                    $2,131,238,491)                                  1,745,719,162
                                                                  ----------------
CONTINGENT VALUE OBLIGATIONS
-------------------------------------------------------------------------------------
Utilities-Electric
      21,700       Progress Energy, Inc.(a)(f)
                    (cost $11,827)                                               0

SHORT-TERM INVESTMENTS  10.5%
-------------------------------------------------------------------------------------
Mutual Fund  10.2%
 187,101,385(d)    Prudential Core Investment Fund--Taxable
                    Money Market Series (Note 3)                       187,101,385

    24                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Portfolio of Investments as of March 31, 2003 (Unaudited)

Principal
Amount
(000)          Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
U.S. Government Securities  0.3%
               United States Treasury Bills
 $  5,000(b)   1.135%, 6/19/03                                      $      4,987,995
    1,400(b)   1.1555%, 6/19/03                                            1,396,638
                                                                    ----------------
                                                                           6,384,633
                                                                    ----------------
               Total short-term investments (cost $193,485,383)          193,486,018
                                                                    ----------------
               Total Investments  105.3%
                (cost $2,324,723,874)                                  1,939,205,180
               Liabilities in excess of other assets  (5.3%)             (97,369,189)
                                                                    ----------------
               Net Assets  100%                                     $  1,841,835,991
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
(b) Pledged as initial margin for financial futures contracts.
(c) Securities, or portion thereof, on loan, see Note 4.
(d) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(e) Affiliated security.
(f) Fair valued security, see Note 1.

    See Notes to Financial Statements                                     25

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  March 31, 2003
--------------------------------------------------------------------------------------
ASSETS
Investments at value, including collateral for securities on
   loan of $91,387,039 (cost $2,324,723,874)                      $1,939,205,180
Cash                                                                         244
Receivable for investments sold                                        3,060,979
Receivable for Fund shares sold                                        2,999,475
Dividends and interest receivable                                      2,399,873
Receivable for securities lending income                                  23,851
Prepaid expenses                                                          15,537
                                                                  --------------
      Total assets                                                 1,947,705,139
                                                                  --------------
LIABILITIES
Payable to broker for collateral for securities on loan               98,628,525
Payable for Fund shares reacquired                                     3,563,263
Due to broker - variation margin                                       1,675,725
Payable for investments purchased                                      1,111,731
Management fee payable                                                   467,042
Accrued expenses                                                         203,858
Securities lending rebate payable                                        107,914
Distribution fee payable                                                 106,849
Payable to securities lending agent                                        4,241
                                                                  --------------
      Total liabilities                                              105,869,148
                                                                  --------------
NET ASSETS                                                        $1,841,835,991
                                                                  --------------
                                                                  --------------
Net assets were comprised of:
   Common stock, at par                                           $       97,089
   Paid-in capital in excess of par                                2,443,257,152
                                                                  --------------
                                                                   2,443,354,241
   Undistributed net investment income                                 9,284,537
   Accumulated net realized loss on investments                     (224,234,192)
   Net unrealized depreciation on investments                       (386,568,595)
                                                                  --------------
Net assets, March 31, 2003                                        $1,841,835,991
                                                                  --------------
                                                                  --------------

    26                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  March 31, 2003
--------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($48,741,799 / 2,571,390 shares of beneficial interest
      issued and outstanding)                                             $18.96
   Maximum sales charge (3.25% of offering price)                            .64
   Offering price to public                                               $19.60
                                                                  --------------
                                                                  --------------
Class B:
   Net asset value, offering and redemption price per share
      ($74,869,973 / 3,973,810 shares of beneficial interest
      issued and outstanding)                                             $18.84
                                                                  --------------
                                                                  --------------
Class C:
   Net asset value and redemption price per share
      ($39,741,478 / 2,109,319 shares of beneficial interest
      issued and outstanding)                                             $18.84
   Sales charge (1% of offering price)                                       .19
   Offering price to public                                               $19.03
                                                                  --------------
                                                                  --------------
Class Z:
   Net asset value, offering and redemption price per share
      ($627,888,756 / 33,091,549 shares of beneficial
      interest issued and outstanding)                                    $18.97
                                                                  --------------
                                                                  --------------
Class I:
   Net asset value, offering and redemption price per share
      ($1,050,593,985 / 55,342,546 shares of beneficial
      interest issued and outstanding)                                    $18.98
                                                                  --------------
                                                                  --------------

    See Notes to Financial Statements                                     27

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                   March 31, 2003
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
   Dividends                                                        $ 17,269,599
   Interest                                                               48,276
   Income from securities loaned, net                                    114,028
                                                                   --------------
      Total income                                                    17,431,903
                                                                   --------------
Expenses
   Management fee                                                      2,807,751
   Distribution fee--Class A                                              57,340
   Distribution fee--Class B                                             381,701
   Distribution fee--Class C                                             206,516
   Transfer agent fee--Class A                                            23,680
   Transfer agent fee--Class B                                           104,967
   Transfer agent fee--Class C                                            33,830
   Transfer agent fee--Class Z                                           542,190
   Transfer agent fee--Class I                                            12,358
   Reports to shareholders                                               125,000
   Custodian's fees and expenses                                         100,000
   Registration fees                                                      62,000
   Legal fees and expenses                                                25,000
   Insurance expense                                                      19,000
   Audit fee                                                              15,000
   Trustees' fees                                                         13,000
   Miscellaneous                                                          19,389
                                                                   --------------
    Total expenses                                                     4,548,722
Less: Expense subsidy (Note 2)                                          (675,209)
                                                                   --------------
    Net expenses                                                       3,873,513
                                                                   --------------
Net investment income                                                 13,558,390
                                                                   --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on:
   Investment transactions                                           (16,652,048)
   Financial futures contracts                                          (887,496)
                                                                   --------------
                                                                     (17,539,544)
                                                                   --------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                        83,491,431
   Financial futures contracts                                         4,321,998
                                                                   --------------
                                                                      87,813,429
                                                                   --------------
Net gain on investments                                               70,273,885
                                                                   --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 83,832,275
                                                                   --------------
                                                                   --------------

    28                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Statement of Changes in Net Assets (Unaudited)

                                                Six Months             Year
                                                  Ended               Ended
                                              March 31, 2003    September 30, 2002
----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $   13,558,390      $   26,134,724
   Net realized loss on investment
      transactions                               (17,539,544)       (148,348,927)
   Net change in unrealized appreciation
      (depreciation) on investments               87,813,429        (352,873,516)
                                              --------------    ------------------
   Net increase (decrease) in net assets
      resulting from operations                   83,832,275        (475,087,719)
                                              --------------    ------------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                       (453,916)           (404,050)
      Class B                                       (126,697)            (70,492)
      Class C                                        (68,315)            (56,309)
      Class Z                                     (8,444,819)         (9,557,783)
      Class I                                    (14,660,492)        (15,867,500)
                                              --------------    ------------------
                                                 (23,754,239)        (25,956,134)
                                              --------------    ------------------
Fund share transactions (net of
   conversions)
   (Note 6):
   Net proceeds from shares sold                 263,117,932         684,984,357
   Net asset value of shares issued in
      reinvestment of dividends                   18,168,390          20,222,382
   Cost of shares reacquired                    (232,343,886)       (638,648,840)
                                              --------------    ------------------
   Net increase in net assets from Fund
      share transactions                          48,942,436          66,557,899
                                              --------------    ------------------
Net increase (decrease)                          109,020,472        (434,485,954)
NET ASSETS
Beginning of period                            1,732,815,519       2,167,301,473
                                              --------------    ------------------
End of period(a)                              $1,841,835,991      $1,732,815,519
                                              --------------    ------------------
                                              --------------    ------------------
---------------
(a) Includes undistributed net investment
    income of:                                $    9,284,537      $   19,480,386
                                              --------------    ------------------
                                              --------------    ------------------

    See Notes to Financial Statements                                     29

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited)

      The Prudential Index Series Fund (the 'Company') is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Company was established as a Delaware business trust on May 11, 1992 and currently consists of one separate fund, which is the Prudential Stock Index Fund (the 'Fund'). Investment operations of the Fund commenced on November 5, 1992. The Fund's investment objective is to provide investment results that correspond to the price and yield performance of Standard & Poor's 500 Composite Stock Price Index.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund.

      Securities Valuation:    Securities listed on a securities exchange are
valued at the last quoted sales price on such exchange on the valuation date or, if there was no sale on such day, at the mean between the last reported bid and ask prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with Prudential Investment Management, Inc. ('PIM' or 'Subadviser'), to be over-the-counter, are valued by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

      Securities for which reliable market quotations are not readily available or for which the pricing agent does not provide a valuation or methodology, or provides a valuation or methodology that, in the judgement of the Manager or Subadviser, does represent fair value are valued by a Valuation Committee appointed by the Board of Trustees in consultation with the Manager and Subadviser.

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

      Securities Lending:    The Fund may lend its portfolio securities to
qualified institutions. The loans are secured by collateral in an amount equal to at least the market value at all times of the loaned securities. During the time the securities are on loan, the Fund will continue to receive the interest and dividends or amounts equivalent thereto on the loaned securities. The Fund receives compensation, net of any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the
                                                                          31

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

borrower will return to the lender securities identical to the loaned securities. The Fund bears the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution and transfer agent fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Transfer agent fees are incurred based on shareholder activity and number of accounts for each class.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net capital gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with PIM. PIM furnishes investment advisory services in connection with the management of the Fund. In connection therewith, the subadviser is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is computed daily and payable monthly, at an annual rate of .30% of 1% of the average daily net assets of the Fund.

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PI has contractually agreed to reimburse the Fund for transfer agent fees to the extent that they exceed .10% of the average daily net assets for each share class. PI has also contractually agreed to reimburse the Fund for certain operating expenses, excluding transfer agent fees, so that total operating expenses, excluding transfer fees, do not exceed .55%, 1.30%, 1.30%, .30% and ..30% of the average daily net assets for Class A, Class B, Class C, Class Z and Class I shares, respectively. For the six months ended March 31, 2003, PI subsidized $675,209 of the expenses of the Fund (.04%, .22%, .10%, .11% and .04% of the average daily net assets of the Class A, Class B, Class C, Class Z and Class I shares, respectively; $0.0043, $0.0208, $0.0100, $0.0104 and $0.0040 per
Class A, Class B, Class C, Class Z and Class I shares, respectively).

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class I shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution, (the 'Class A, B and C plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z and Class I shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such fees to .25 of 1% on the average daily net assets of the Class A shares.

      PIMS has advised the Fund that it received approximately $10,500 and $35,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively during the six months ended March 31, 2003. From these fees, PIMS paid such sales charges to dealers which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the six months ended March 31, 2003, it received approximately $109,200 and $17,500 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. For the six months ended March 31, 2003, the SCA provides for a commitment of
                                                                          33

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

$800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the six months ended March 31, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004.

Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI, and an indirect wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended March 31, 2003, the Fund incurred fees of approximately $20,800, $83,800, $30,000, $485,000, and $13 for the Class A,
Class B, Class C, Class Z and Class I shares, respectively, for the services of PMFS. As of March 31, 2003 approximately $3,500, $13,900, $4,900, $78,500 and $1 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred fees of approximately $2,800, $16,600, $3,500, $9,200 and $6,400 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, in total networking fees, of which the amount relating to the services of Prudential Securities, Inc. ('PSI'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential was approximately $2,700, $15,900, $3,200, $8,700 and $6,100 for the Class A, Class B, Class C, Class Z and Class I shares, respectively, for the six months ended March 31, 2003. As of March 31, 2003, approximately $6,000 of such fees were due to PSI. These amounts are included in transfer agent's fees and expenses on the Statement of Operations.

      PSI is the securities lending agent for the Fund. For the six months ended March 31, 2003, PSI has been compensated approximately $38,000 for these services of which approximately $4,200 is payable at period end.

      The Fund invests in the Taxable Money Market Series (the 'Portfolio'), a portfolio of the Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

fund registered under the Investment Company Act of 1940, as amended, and managed by PI. For the six months ended March 31, 2003, the Fund earned income from the Portfolio of approximately $628,200 and $114,000, respectively, by investing its excess cash and collateral received from securities lending.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2003 aggregated $49,815,030 and $23,148,304 respectively.

      During the six months ended March 31, 2003, the Fund entered into financial futures contracts. Details of open contracts at March 31, 2003 were as follows:

                                                        Value at        Value at
Number of                               Expiration      March 31,         Trade          Unrealized
Contracts              Type                Date           2003            Date          Depreciation
---------     ----------------------    ----------     -----------     -----------     --------------
                  Long Position:
   427        S&P 500 Index Futures     Jun 03         $90,417,250     $91,467,150      $ (1,049,900)

      As of March 31, 2003, the Fund had securities on loan with an aggregate market value of $91,387,039. The Fund received $98,628,525 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

Note 5. Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principals, are recorded on the ex-dividend date.

      For federal income tax purposes, the Fund had a capital loss carryforward as of September 30, 2002 of approximately $58,117,000, of which $1,876,000 expires in 2009 and $56,241,000 expires in 2010. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

      The Fund elected for United States Federal income tax purposes, to treat net short-term capital losses of approximately $13,369,500 and net long-term capital losses of $133,356,200 incurred in the eleven months ended September 30, 2002 as having occurred in the current fiscal year.
                                                                          35

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of March 31, 2003 were as follows:

   Tax Basis                                              Net Unrealized
 of Investments      Appreciation       Depreciation       Depreciation
----------------   ----------------   ----------------   ----------------
 $2,229,747,077      $187,138,152       $576,409,598      $(389,271,446)

      The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales.

Note 6. Capital
The Fund offers Class A, Class B, Class C, Class Z and Class I shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class Z and Class I shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value divided into five classes, designated Class A, Class B, Class C, Class Z and Class I. As of March 31, 2003 Prudential owned 883,629 Class A shares of the Fund.

      Transactions in shares of beneficial interest were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  -------------    -------------
Six months ended March 31, 2003:
Shares sold                                                    773,304    $  14,835,675
Shares issued in reinvestment of dividends                      21,728          438,245
Shares reacquired                                             (552,757)     (10,683,123)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   242,275        4,590,797
Shares issued upon conversion from Class B                      46,236          883,368
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  288,511    $   5,474,165
                                                         -------------    -------------
                                                         -------------    -------------

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                     Shares           Amount
-------------------------------------------------------  -------------    -------------
Year ended September 30, 2002:
Shares sold                                                  1,300,887    $  31,258,217
Shares issued in reinvestment of dividends                      14,951          387,834
Shares reacquired                                             (876,186)     (20,107,602)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   439,652       11,538,449
Shares issued upon conversion from Class B                      74,782        1,766,366
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  514,434    $  13,304,815
                                                         -------------    -------------
                                                         -------------    -------------
Class B
-------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                    584,021    $  11,446,454
Shares issued in reinvestment of dividends                       6,016          120,925
Shares reacquired                                             (474,448)      (9,141,725)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   115,589        2,425,654
Shares reacquired upon conversion into Class A                 (46,464)        (883,368)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                   69,125    $   1,542,286
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2002:
Shares sold                                                  1,590,331    $  37,902,961
Shares issued in reinvestment of dividends                       2,569           66,389
Shares reacquired                                             (937,879)     (21,058,100)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   655,021       16,911,250
Shares reacquired upon conversion into Class A                 (75,293)      (1,766,366)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  579,728    $  15,144,884
                                                         -------------    -------------
                                                         -------------    -------------
Class C
-------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                    330,765    $   6,474,551
Shares issued in reinvestment of dividends                       3,296           66,243
Shares reacquired                                             (365,982)      (7,050,864)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  (31,921)   $    (510,070)
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2002:
Shares sold                                                    929,429    $  22,170,556
Shares issued in reinvestment of dividends                       2,137           55,226
Shares reacquired                                             (675,754)     (15,208,575)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                  255,812    $   7,017,207
                                                         -------------    -------------
                                                         -------------    -------------

                                                                          37

       Prudential Index Series Fund     Prudential Stock Index Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                     Shares           Amount
-------------------------------------------------------  -------------    -------------
Six months ended March 31, 2003:
Shares sold                                                  5,282,721    $ 103,386,397
Shares issued in reinvestment of dividends                     372,419        7,515,405
Shares reacquired                                           (5,801,431)    (113,664,056)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                 (146,291)   $  (2,762,254)
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2002:
Shares sold                                                  9,766,951    $ 232,969,484
Shares issued in reinvestment of dividends                     321,795        8,353,809
Shares reacquired                                          (10,890,145)    (252,953,720)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                 (801,399)   $ (11,630,427)
                                                         -------------    -------------
                                                         -------------    -------------
Class I
-------------------------------------------------------
Six months ended March 31, 2003:
Shares sold                                                  6,533,092    $ 126,974,855
Shares issued in reinvestment of dividends                     496,906       10,027,572
Shares reacquired                                           (4,714,673)     (91,804,118)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                2,315,325    $  45,198,309
                                                         -------------    -------------
                                                         -------------    -------------
Year ended September 30, 2002:
Shares sold                                                 15,091,496    $ 360,683,139
Shares issued in reinvestment of dividends                     437,394       11,359,124
Shares reacquired                                          (14,298,447)    (329,320,843)
                                                         -------------    -------------
Net increase (decrease) in shares outstanding                1,230,443    $  42,721,420
                                                         -------------    -------------
                                                         -------------    -------------

                                                        SEMI ANNUAL REPORT
                                                        MARCH 31, 2003


            PRUDENTIAL
            STOCK INDEX FUND
--------------------------------------------------------------------------------


                                                        FINANCIAL HIGHLIGHTS

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited)

                                                                      Class A
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.28
                                                                      --------
Income from investment operations:
Net investment income(a)                                                   .11
Net realized and unrealized gain (loss) on investment
transactions                                                               .77
                                                                      --------
      Total from investment operations                                     .88
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.20)
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                 (.20)
                                                                      --------
Net asset value, end of period                                        $  18.96
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                           4.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 48,742
Average net assets (000)                                              $ 45,998
Ratios to average net assets:(a)
   Expenses, including distribution and service (12b-1)
      fees(f)                                                              .65%(c)
   Expenses, excluding distribution and service (12b-1) fees               .40%(c)
   Net investment income                                                  1.20%(c)
For Class A, B and C shares:(g)
   Portfolio turnover rate                                                   1%

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class A shares.
(e) Less than $.005 per share.
(f) The distributor of the Fund has contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(g) Not annualized for periods of less than one full year.

    40                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                       Class A
-----------------------------------------------------------
                                 November 18, 1999(d)
                                       Through
  Year Ended September 30,          September 30,
----------------------------
      2002            2001               2000
-----------------------------------------------------------
    $  23.30         $ 32.06           $  31.53
    --------         -------           --------
         .21             .21                .12
       (5.02)          (8.76)               .41
    --------         -------           --------
       (4.81)          (8.55)               .53
    --------         -------           --------
        (.21)           (.21)                --
          --              --(e)              --
    --------         -------           --------
        (.21)           (.21)                --
    --------         -------           --------
    $  18.28         $ 23.30           $  32.06
    --------         -------           --------
    --------         -------           --------
      (20.90)%        (26.81)%             1.68%
    $ 41,723         $41,198           $ 30,432
    $ 49,658         $37,775           $ 19,055
         .65%            .65%               .65%(c)
         .40%            .40%               .40%(c)
         .92%            .79%               .72%(c)
           7%              3%                 2%

    See Notes to Financial Statements                                     41

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class B
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.09
                                                                      --------
Income from investment operations:
Net investment income (loss)(a)                                            .05
Net realized and unrealized gain (loss) on investment
transactions                                                               .73
                                                                      --------
      Total from investment operations                                     .78
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.03)
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                 (.03)
                                                                      --------
Net asset value, end of period                                        $  18.84
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                           4.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 74,870
Average net assets (000)                                              $ 76,550
Ratios to average net assets:(a)
   Expenses, including distribution and service (12b-1) fees              1.40%(c)
   Expenses, excluding distribution and service (12b-1) fees               .40%(c)
   Net investment income (loss)                                            .46%(c)

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class B shares.
(e) Less than $.005 per share.

    42                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                       Class B
-----------------------------------------------------------
                                 November 18, 1999(d)
                                       Through
  Year Ended September 30,          September 30,
----------------------------
      2002            2001               2000
-----------------------------------------------------------
    $  23.06         $ 31.85           $  31.53
    --------         -------           --------
         .05             .04               (.01)
       (5.00)          (8.74)               .33
    --------         -------           --------
       (4.95)          (8.70)               .32
    --------         -------           --------
        (.02)           (.09)                --
          --              --(e)              --
    --------         -------           --------
        (.02)           (.09)                --
    --------         -------           --------
    $  18.09         $ 23.06           $  31.85
    --------         -------           --------
    --------         -------           --------
      (21.49)%        (27.39)%             1.01%
    $ 70,630         $76,668           $ 70,903
    $ 87,868         $78,694           $ 42,919
        1.40%           1.40%              1.40%(c)
         .40%            .40%               .40%(c)
         .16%            .05%              (.05)%(c)

    See Notes to Financial Statements                                     43

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class C
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.09
                                                                      --------
Income from investment operations:
Net investment income(a)                                                   .04
Net realized and unrealized gain (loss) on investment
transactions                                                               .74
                                                                      --------
      Total from investment operations                                     .78
                                                                      --------
Less distributions:
Dividends from net investment income                                      (.03)
Distributions from net realized gains                                       --
                                                                      --------
      Total distributions                                                 (.03)
                                                                      --------
Net asset value, end of period                                        $  18.84
                                                                      --------
                                                                      --------
TOTAL RETURN(b)                                                           4.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $ 39,741
Average net assets (000)                                              $ 41,417
Ratios to average net assets:(a)
   Expenses, including distribution and service (12b-1) fees              1.40%(c)
   Expenses, excluding distribution and service (12b-1) fees               .40%(c)
   Net investment income (loss)                                            .46%(c)

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Annualized.
(d) Commencement of offering of Class C shares.
(e) Less than $.005 per share.

    44                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                       Class C
-----------------------------------------------------------
                                 November 18, 1999(d)
                                       Through
  Year Ended September 30,          September 30,
----------------------------
      2002            2001               2000
-----------------------------------------------------------
    $  23.06         $ 31.85           $  31.53
    --------         -------           --------
         .04             .05                 --(e)
       (4.98)          (8.75)               .32
    --------         -------           --------
       (4.94)          (8.70)               .32
    --------         -------           --------
        (.03)           (.09)                --
          --              --(e)              --
    --------         -------           --------
        (.03)           (.09)                --
    --------         -------           --------
    $  18.09         $ 23.06           $  31.85
    --------         -------           --------
    --------         -------           --------
      (21.47)%        (27.37)%             1.01%
    $ 38,729         $43,487           $ 32,308
    $ 49,960         $41,230           $ 20,854
        1.40%           1.37%              1.37%(c)
         .40%            .37%               .37%(c)
         .16%            .09%              (.01)%(c)

    See Notes to Financial Statements                                     45

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class Z
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                  $  18.32
                                                                  ----------------
Income from investment operations:
Net investment income(a)                                                   .14
Net realized and unrealized gain (loss) on investment
transactions                                                               .76
                                                                  ----------------
      Total from investment operations                                     .90
                                                                  ----------------
Less distributions:
Dividends from net investment income                                      (.25)
Distributions from net realized gains                                       --
                                                                  ----------------
      Total distributions                                                 (.25)
                                                                  ----------------
Net asset value, end of period                                        $  18.97
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                           4.85%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                       $627,889
Average net assets (000)                                              $653,978
Ratios to average net assets:(a)
   Expenses                                                                .40%(d)
   Net investment income                                                  1.46%(d)
For Class Z and I shares:
   Portfolio turnover rate                                                   1%(e)

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Less than $.005 per share.
(d) Annualized.
(e) Not annualized.

    46                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class Z
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
    $  23.35             $  32.12             $  28.96             $  23.11             $  21.86
----------------     ----------------     ----------------     ----------------     ----------------
         .28                  .28                  .29                  .22                  .15
       (5.03)               (8.78)                3.53                 6.07                 1.69
----------------     ----------------     ----------------     ----------------     ----------------
       (4.75)               (8.50)                3.82                 6.29                 1.84
----------------     ----------------     ----------------     ----------------     ----------------
        (.28)                (.27)                (.32)                (.26)                (.21)
          --                   --(c)              (.34)                (.18)                (.38)
----------------     ----------------     ----------------     ----------------     ----------------
        (.28)                (.27)                (.66)                (.44)                (.59)
----------------     ----------------     ----------------     ----------------     ----------------
    $  18.32             $  23.35             $  32.12             $  28.96             $  23.11
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
      (20.71)%             (26.67)%              13.28%               27.41%                8.61%
    $609,033             $794,954             $995,426             $866,762             $381,374
    $812,314             $928,287             $980,790             $681,129             $313,721
         .40%                 .40%                 .40%                 .40%                 .40%
        1.16%                1.04%                 .95%                1.16%                1.30%
           7%                   3%                   2%                   3%                   1%

    See Notes to Financial Statements                                     47

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                      Class I
                                                                  ----------------
                                                                  Six Months Ended
                                                                   March 31, 2003
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $    18.34
                                                                  ----------------
Income from investment operations:
Net investment income(a)                                                    .15
Net realized and unrealized gain (loss) on investment
transactions                                                                .77
                                                                  ----------------
      Total from investment operations                                      .92
                                                                  ----------------
Less distributions:
Dividends from net investment income                                       (.28)
Distributions from net realized gains                                        --
                                                                  ----------------
      Total distributions                                                  (.28)
                                                                  ----------------
Net asset value, end of period                                       $    18.98
                                                                  ----------------
                                                                  ----------------
TOTAL RETURN(b)                                                            4.90%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $1,050,594
Average net assets (000)                                             $1,059,033
Ratios to average net assets:(a)
   Expenses                                                                 .30%(d)
   Net investment income                                                   1.56%(d)

------------------------------
(a) Net of expense subsidy.
(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized. Total return includes the effect of expense subsidies.
(c) Less than $.005 per share.
(d) Annualized.

    48                                     See Notes to Financial Statements

       Prudential Index Series Fund     Prudential Stock Index Fund
             Financial Highlights (Unaudited) Cont'd.

                                                 Class I
----------------------------------------------------------------------------------------------------------
                                         Year Ended September 30,
----------------------------------------------------------------------------------------------------------
      2002                 2001                 2000                 1999                 1998
----------------------------------------------------------------------------------------------------------
   $    23.38           $    32.16           $    28.99           $    23.13            $  21.87
----------------     ----------------     ----------------     ----------------     ----------------
          .30                  .30                  .33                  .36                 .31
        (5.04)               (8.78)                3.53                 5.96                1.55
----------------     ----------------     ----------------     ----------------     ----------------
        (4.74)               (8.48)                3.86                 6.32                1.86
----------------     ----------------     ----------------     ----------------     ----------------
         (.30)                (.30)                (.35)                (.28)               (.22)
           --                   --(c)              (.34)                (.18)               (.38)
----------------     ----------------     ----------------     ----------------     ----------------
         (.30)                (.30)                (.69)                (.46)               (.60)
----------------     ----------------     ----------------     ----------------     ----------------
   $    18.34           $    23.38           $    32.16           $    28.99            $  23.13
----------------     ----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------     ----------------
       (20.64)%             (26.58)%              13.38%               27.55%               8.69%
   $  972,700           $1,210,995           $1,501,345           $1,019,034            $639,408
   $1,278,422           $1,431,444           $1,317,874           $  915,642            $505,605
          .30%                 .30%                 .30%                 .30%                .30%
         1.26%                1.14%                1.05%                1.26%               1.42%

    See Notes to Financial Statements                                     49

Prudential Index Series Fund    Prudential Stock Index Fund

Getting the Most from Your Prudential Mutual Fund

How many times have you read these reports--or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs): Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.prudential.com    (800) 225-1852

Leverage: The use of borrowed assets to enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values; often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign company or government on the U.S. market and denominated in U.S. dollars.

Prudential Index Series Fund    Prudential Stock Index Fund

Getting the Most from Your Prudential Mutual Fund

When you invest through Prudential Mutual Funds, you receive financial advice from a Prudential Securities Financial Advisor or Pruco Securities registered representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you. This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance--not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.prudential.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
Judy A. Rice, President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Maria G. Master, Secretary
Marguerite E.H. Morrison, Assistant Secretary
Maryanne Ryan, Anti-Money Laundering
   Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Prudential Investment
   Management, Inc.
Gateway Center Two
Newark, NJ 07102

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell LLP
125 Broad Street
New York, NY 10004-2498

Fund Symbols    Nasdaq      CUSIP
------------    ------      -----
Class A         PSIAX     74438C100
Class B         PBSIX     74438C209
Class C         PSICX     74438C308
Class Z         PSIFX     74438C407
Class I         PDSIX     74438C506

The views expressed in this report and
information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of March 31, 2003, were not audited and, accordingly, no auditors' opinion is expressed on them.

Mutual funds are not insured by the FDIC or any federal government agency, are not a deposit of or guaranteed by any bank or any bank affiliate, and may lose value.

PRUDENTIAL FINANANCIAL (LOGO)

Fund Symbols    Nasdaq    CUSIP
------------    ------    -----
Class A    PSIAX    74438C100
Class B    PBSIX    74438C209
Class C    PSICX    74438C308
Class Z    PSIFX    74438C407
Class I    PDSIX    74438C506

MF174E2    IFS-A080087